                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 22
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 22 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective June 19, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to add Invesco Global Markets Strategy Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 19, 2012.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

               PORTFOLIO                     CLASSES OF EACH PORTFOLIO
               ---------                 ----------------------------------

Invesco Balanced-Risk Allocation Fund           Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Balanced-Risk Commodity                 Class A Shares
Strategy Fund                                   Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco China Fund                              Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Commodities Strategy Fund               Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Developing Markets Fund                 Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares

Invesco Emerging Markets Equity Fund            Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Emerging Market Local Currency          Class A Shares
Debt Fund                                       Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

               PORTFOLIO                     CLASSES OF EACH PORTFOLIO
               ---------                 -----------------------------------

Invesco Endeavor Fund                           Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Global Health Care Fund                 Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Investor Class Shares

Invesco Global Markets Strategy Fund            Class H1 Shares
                                                Class A Shares
Invesco International Total Return Fund         Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Pacific Growth Fund                     Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares

Invesco Premium Income Fund                     Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Small Companies Fund                    Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 23
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 23 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to (i) add Class R6 Shares to select funds and (ii) change the name of Institutional Class Shares to Class R5 Shares;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

                  PORTFOLIO                    CLASSES OF EACH PORTFOLIO
                  ---------                    --------------------------

Invesco Balanced-Risk Allocation Fund                    Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Balanced-Risk Commodity Strategy Fund            Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco China Fund                                       Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R5 Shares
                                                         Class Y Shares

Invesco Commodities Strategy Fund                        Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class Y Shares

Invesco Developing Markets Fund                          Class A Shares
                                                         Class B Shares
                                                         Class C Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

Invesco Emerging Markets Equity Fund                     Class A Shares
                                                         Class C Shares
                                                         Class R Shares
                                                         Class R5 Shares
                                                         Class R6 Shares
                                                         Class Y Shares

                   PORTFOLIO                        CLASSES OF EACH PORTFOLIO
                   ---------                     --------------------------------

Invesco Emerging Market Local Currency Debt Fund           Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class R5 Shares
                                                           Class R6 Shares
                                                           Class Y Shares

Invesco Endeavor Fund                                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class R5 Shares
                                                           Class R6 Shares
                                                           Class Y Shares

Invesco Global Health Care Fund                            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Investor Class Shares

Invesco Global Markets Strategy Fund                       Class H1 Shares

Invesco International Total Return Fund                    Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R5 Shares
                                                           Class R6 Shares
                                                           Class Y Shares

Invesco Pacific Growth Fund                                Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class R5 Shares
                                                           Class Y Shares

Invesco Premium Income Fund                                Class A Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class R5 Shares
                                                           Class R6 Shares
                                                           Class Y Shares

Invesco Small Companies Fund                               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class R5 Shares
                                                           Class Y Shares"